UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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AXIS CAPITAL HOLDINGS LIMITED

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Shareholder Outreach Spring 2022

• the adverse impact of the ongoing COVID - 19 pandemic on our business, results of operations, financial condition and liquidity; • the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man - made disasters; • the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes; • losses from war, terrorism and political unrest or other unanticipated losses; • actual claims exceeding loss reserves; • general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices and/or foreign currency rates; • the failure of any of the loss limitation methods we employ; • the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions; • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased; • the loss of business provided to us by major brokers; • breaches by third parties in our program business of their obligations to us; • difficulties with technology and/or data security; • the failure of our policyholders or intermediaries to pay premiums; • the failure of our cedants to adequately evaluate risks; • the inability to obtain additional capital on favorable terms, or at all; • the loss of one or more of our key executives; • a decline in our ratings with rating agencies; • changes in accounting policies or practices; • the use of industry catastrophe models and changes to these models; • changes in governmental regulations and potential government intervention in our industry; • inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices; • changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union; • changes in tax laws; and • the other factors including but not limited to those described under Item 1A, 'Risk Factors’ in our most recent Annual Report on Form 10 - K and Part II, Item 1A 'Risk Factors' filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov. Readers are urged to carefully consider all such factors as the COVID - 19 pandemic may have the effect of heightening many of the other risks and uncertainties described We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise. SAFE HARBOR STATEMENT CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of section 27A of the Securities Act of 1933 and sectio n 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this presentation, including statements regarding our estimates, beliefs, expectat ion s, intentions, strategies or projections are forward - looking statements. We intend these forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in the United States feder al securities laws. In some cases, these statements can be identified by the use of forward - looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "poten tial", "intend" or similar expressions. These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nat ure , are inherently uncertain and beyond management's control. Forward - looking statements contained in this presentation may include, but are not limited to, information regarding our estimat es for catastrophes and other weather - related losses, including losses related to the COVID - 19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contract s, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing an d o ther market conditions, our growth prospects and valuations of the potential impact of movements in interest rates, credit spreads, equity securities’ prices and foreign currency rates. Forward - looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these fa ctors include, but are not limited to, the following: 2

FINANCIAL STRENGTH | STRATEGY | COMPENSATION & INCENTIVES | PRACTICES | GOVERNANCE | ESG COMMITMENT

LEADING SPECIALTY INSURER AND GLOBAL REINSURER

We provide our clients and distribution partners with a broad range of risk transfer products and services, meaningful capacity and solid financial strength.

AXIS at a glance[1]

Exchange / Ticker	NYSE / "AXS"
Market Capitalization[1]	$4.8B
Gross Premiums Written[1]	$7.7B
Leading Global Underwriter	• E&S P&C • Lloyd's • US Professional Lines • Global Reinsurance
Current Quarterly Div. / Annual Yield[1]	$0.43 / 3.1%
AM Best / S&P Financial Strength Rating[2]	A / A+

Total FY2021 GPW: $7.7 billion


Insurance 63%
Reinsurance 37%
Credit & Political Risk
Terrorism
Aviation
A&H/Other
Marine
Pro Lines
Liability
Property
Pro Lines
Specialty
Cat
A&H
Property
Motor
Liability

(1) Market data as of 04/14/22; GPW data for FY2021; $0.43 quarterly dividend announced 02/24/22. (2) Ratings of insurance and reinsurance subsidiaries of AXIS Capital Holdings Limited.

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(1) Market data for dividend yield as of 04/14/22. MARGIN IMPROVEMENT Disciplined portfolio management is expected to continue to drive improvements in results; Core loss ratio improvement of 8.6 points since 2017, with an improvement of 2.6 points in FY2021. STRONG MARKET POSITION Insurance is in markets seeing strong rate improvements, including E&S Property, E&S Casualty, Lloyd’s, Professional Lines and many Reinsurance lines; Stronger terms and conditions and PML reductions supported by third - party capital and efficient distribution are expected to drive better risk - adjusted returns. PRICING MOMENTUM Insurance grew GPW 21% in 2021, supported by strong double - digit rate increases across many lines, and growth is expected to continue through 2022 and likely beyond ; Reinsurance gained additional rate at the January 1 renewals and further momentum is expected during the upcoming April and mid - year renewal seasons. ATTRACTIVE VALUATION Global platform with improving profitability trading at attractive levels with a 3.1% dividend yield 1 4 AXIS: A PROFITABLE GROWTH ENGINE FINANCIAL STRENGTH STRATEGY COMPENSATION & INCENTIVES PRACTICES GOVERNANCE ESG COMMITMENT

Pay Element Objectives / Description Base Salary • Provides a fixed component of compensation to reflect the level of responsibility and experience. • Used to attract and retain executive talent. Annual Incentive (75% of CEO performance is based on financial results – OROACE) (1) • Motivates and rewards executives for Company and individual performance against annually established goals. • In addition to the financial results, the remaining 25% was assessed on achievement of strategic business goals. RSUs (40% of CEO’s Annual Equity Award) • Fosters a culture of ownership, aligning long - term interests of our executives and shareholders. • Vests ratably over a four - year period. PSUs (60% of CEO’s Annual Equity Award) • Promotes accountability and strategic long - term decision - making. • For 2021, the financial objective for PSU awards continued to be determined solely on relative total shareholder return (rTSR) measured over a 3 - year performance period. Please see the following page for additional detail on the executive annual and long - term incentive plans. Fixed 13.1% Subject to Performance 86.9% 2021 CEO Actual Mix of Earned Pay Base Salary 13.1% Actual Cash Annual Incentive 27.2% Time - Based RSUs 23.9 % Relative TSR PSUs 35.8 % Our executive compensation program puts the majority of executive pay subject to performance and requires our leadership team to deliver on specific annual and long - term performance goals. 6 ALIGNING EXECUTIVE COMPENSATION & PERFORMANCE (1) Operating return on average common equity (“OROACE”) FINANCIAL STRENGTH STRATEGY COMPENSATION & INCENTIVES PRACTICES GOVERNANCE ESG COMMITMENT

We welcome any additional feedback your have on our executive compensation program. Performance Payout 2021 PSU Payout Scale 100% Based on Relative TSR Performance 85 th & Above 200.0% 75 th 166.7% 65 th 133.3% 55 th 100.0% 45 th 75.0% 35 th 50.0% 25 th 25.0% < 25 th 0% 40% 60% CEO LTI Mix RSUs (4-Year Pro-Rata Vesting) PSUS (3-Year Cliff Vesting) 50% 50% NEO LTI Mix RSUs (4-Year Pro-Rata Vesting) PSUS (3-Year Cliff Vesting) 75% 25% CEO AIP Mix Corporate OROACE Strategic Business Goals Below is a summary of the 2021 executive annual and long - term incentive program. 7 OVERVIEW OF 2021 INCENTIVE PLANS ANNUAL INCENTIVE PLAN LONG - TERM INCENTIVE PLAN FINANCIAL STRENGTH STRATEGY COMPENSATION & INCENTIVES PRACTICES GOVERNANCE ESG COMMITMENT 59% 15% 26% Avg. NEO AIP Mix Corporate OROACE Busines Unit Financials Strategic Business Goals

FINANCIAL STRENGTH | STRATEGY | COMPENSATION & INCENTIVES | PRACTICES | GOVERNANCE | ESG COMMITMENT

AXIS

STRONG COMPENSATION & GOVERNANCE PRACTICES

Compensation Practices

WHAT WE DO ✓

- ✓ Set robust goals, ensuring adequate stretch goals within our risk framework
- ✓ Link performance metrics to strategy to support shareholder value
- ✓ Provide appropriate mix of fixed and variable pay to reward Company, business unit and individual performance
- ✓ Retain discretion of incentive awards by our Human Capital and Compensation Committee
- ✓ Balance equity awards between performance-vesting and time-vesting awards over 3- and 4-year periods
- ✓ Maintain robust stock ownership guidelines
- ✓ Maintain a Clawback Policy
- ✓ Retain an independent compensation consultant

- ✓ Engage in regular shareholder outreach
- ✓ Independent Chair
- ✓ Regular Board and Committee self-evaluation process
- ✓ Shareholders holding 10% or more of outstanding stock have the right to call a special meeting
- ✓ Majority vote standard for election of directors
- ✓ Majority independent Board and fully independent Audit, Human Capital and Compensation, and Corporate Governance, Nominating and Social Responsibility Committees

WHAT WE DO NOT DO ✗

- ✗ No hedging or pledging of AXIS stock
- ✗ No individual executive retirement plans
- ✗ No excise tax gross-ups upon change of control or termination
- ✗ No single-trigger vesting of equity-based awards upon changes in control

- ✗ No stockholder rights plan ("poison pill")
- ✗ No director "overboarding"
  - None of our directors serve on the board of directors of more than three other publicly-held corporations

Governance Practices

We welcome investor feedback on our compensation & governance practices.

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FINANCIAL STRENGTH | STRATEGY | COMPENSATION & INCENTIVES | PRACTICES | GOVERNANCE | ESG COMMITMENT

HIGHLY QUALIFIED BOARD PROVIDES EFFECTIVE OVERSIGHT

Albert A. Benchimol
President and CEO,
AXIS Capital

Michael Millegan
Former President,
Verizon

Lizabeth H. Zlatkus
Former CFO and Chief Risk Officer, The Hartford

Elanor R. Hardwick
Former Chief Digital Officer,
UBS

Barbara A. Yastine
Former Chair,
President and CEO,
Ally Bank

Anne Melissa Dowling
Former Director of Insurance,
State of Illinois

Axel Theis
Former Member of Board of Management, Allianz and Former CEO, Allianz Global Corporate & Specialty

Thomas C. Ramey
Former Chair and President,
Liberty International

Henry B. Smith
Chair of the Board
AXIS Capital and Former CEO, Bank of Bermuda

W. Marston Becker
Former Chair,
QBE Insurance

Charles A. Davis
CEO,
Stone Point Capital

Director Tenure

<2 Years	3
2 - 6 Years	4
6+ Years	4

Gender


Male 64%
Female 36%

Race/Ethnicity


Caucasian 91%
9%
Black

45%
5 out of 11 Directors are gender or racially/ethnically diverse

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FINANCIAL STRENGTH | STRATEGY | COMPENSATION & INCENTIVES | GOVERNANCE | PRACTICES | ESG COMMITMENT

AXIS

FURTHERING OUR COMMITMENT TO ESG

In 2018, AXIS launched a formalized program to address Environmental, Social and Governance ("ESG") factors, with environment and diversity, equity & inclusion (DE&I) as our core focus areas. Since then, the Company has scaled up the program while increasing our impact and transparency and advancing our focus areas.

GUIDED BY EXTERNAL FRAMEWORKS

United Nations Global Compact

PSI Principles for Sustainable Insurance

SASB Sustainability Accounting Standards Board

FOCUS AREAS: ENVIRONMENT AND DE&I

ENVIRONMENT

- Commitment to renewable energy
  - Top provider of renewable energy insurance
  - Investment in fund focused on climate infrastructure in emerging markets
- Goal to phase out thermal coal business from insurance, facultative reinsurance and investment by 2030 in OECD countries and 2040 globally
- Commitment to further integrate ESG considerations into our underwriting products and practices
- Focus on minimizing our operational impact
  - Annual GHG auditing; using results to inform mitigations
- Active member of industry organizations addressing climate issues
  - Sustainable Markets Insurance Task Force, chaired by Lloyd's, United Nations backed Insurance Development Forum, Geneva Association

DIVERSITY EQUITY & INCLUSION

Implementing 5-point 2021 DE&I plan; key action areas - internal education, diverse recruitment, career development, goals/metrics and advocacy. Key highlights:

- Goal to achieve global gender parity by 2025; set goals to increase ethnic and women senior representation
- Launched five Employee Resource Groups (ERGs): AXIS Pride, PACE (Parents and Caregivers), EDGE (Ethnically Diverse Group of Employees), Veterans and Women
- Adopted "Flex for Your Day," our hybrid work model and enhanced benefits such as parental leave policies and flexible work arrangements
- Expanded internal education and engagement, such as annual forums on DE&I (past topics: mental health, racial justice)
- Recognized in Bloomberg Gender Equality index in 2022 & 2021
- Global sponsor of the Dive In industry initiative, focused on DE&I

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10 FINANCIAL STRENGTH STRATEGY COMPENSATION & INCENTIVES GOVERNANCE PRACTICES ESG COMMITMENT FURTHERING OUR COMMITMENT TO ESG RECOGNITION #5 of 44 evaluated insurance companies #3 fossil fuel policy among evaluated insurance companies Included in the 2022 and 2021 listings Recognized as 3+ Company by 50/50 Women on Boards Cigna Well - being Awardee for workplace wellness Named one of Achievers 50 Most Engaged Workplaces

We Ask for Your Support at Our 2022 Annual Meeting FOR All Director Nominees FOR Advisory Vote on Executive Compensation FOR Ratification of Auditor